UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2024

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Brigham Street, Unit 4, Marlborough, MA 01752

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on Ondas Holdings Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2023, Yishay Curelaru, the Company’s Chief Financial Officer, was drafted to the Israeli army and temporarily stepped down from his position as the Company’s Chief Financial Officer. As a result, Eric Brock, Chairman, Chief Executive Officer and President of the Company, was appointed Interim Chief Financial Officer of the Company, on and effective October 9, 2023.

On January 22, 2024, Mr. Curelaru was re-appointed as the Company’s Chief Financial Officer of the Company, effective immediately. Mr. Curelaru continues to serve as the Company’s Treasurer and Secretary.

Biographical information for Mr. Curelaru is set forth in the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2023, and incorporated herein by reference. Material compensatory information between the Company and Mr. Curelaru is set forth in the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2023, and incorporated herein by reference.

There are no related party transactions between the Company and Mr. Curelaru which would require disclosure under Item 404 of Regulation S-K.

In connection with the re-appointment of Mr. Curelaru as the Company’s Chief Financial Officer, Mr. Brock resigned as Interim Chief Financial Officer of the Company, on and effective January 22, 2024. Mr. Brock continues to serve as the Company’s Chairman, Chief Executive Officer, and President.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2024	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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